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                                                                   EXHIBIT 10.12


                     SECOND MODIFICATION OF LOAN AGREEMENT



         THIS SECOND MODIFICATION OF LOAN AGREEMENT (this "Agreement") is made as of June 27, 1996, but is in all respects effective June 27, 1996, by and between Microbiological Associates, Inc., Microbiological Associates, Limited, Magenta Corporation, and Magenta Services, Ltd. (the "Borrower") and NationsBank N.A. (the "Bank"), witnesseth:

         WHEREAS, on December 17, 1993, the Borrower obtained a note in the original principal amount of Three Million and 00/100 Dollars ($3,000,000.00) and, on November 18, 1994, the Borrower obtained a note in the original principal amount of One Million and 00/100 Dollars ($1,000,000.00) (collectively, the "Loan"); and

         WHEREAS, the Borrower executed a loan agreement (the "Loan Agreement") outlining specific terms and conditions governing the Loan; and

         NOW, THEREFORE, in consideration of the premises, the sum of $1.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                 1. The statements set forth above are true and accurate in every respect and are incorporated herein by reference.

                 2.       The Loan Agreement is hereby amended as follows:

                          1.      Borrower contemplates formation of
                                  Microbiological Associates Holding GmbH, a
                                  German company which will serve the primary purpose of holding stock of BIOMEVA GmbH. Borrower hereby agrees that immediately upon establishment of Microbiological Associates Holding GmbH, it will provide Bank with authorized signatures on appropriate documents in order to make the new company an additional Borrower under all documents related to Borrower's indebtedness to Bank.

                          2. Loan Agreement applies to the new debt as evidenced by Note dated June 27, 1996 for $1,800,000.00.

                          3. Amend Advance Rate (Sec. 3.10) to reflect a reduction in availability against the Advance Rate equal to the lessor of $900,000.00 or the outstanding amount of the $1,800,000.00 term note dated June 27, 1996.

                 3. Except as expressly amended herein, all of the provisions of the Loan Agreement shall remain in full force and effect. This Agreement shall in no way operate as a





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novation, release, or discharge of any of the provisions of the Loan Agreement
(except as amended herein), or any indebtedness thereby evidenced.

         IN WITNESS WHEREOF, and intending to create an instrument executed under seal, the Borrower and the Bank have duly executed this Agreement under seal as of the day and year first written above.

                                 BORROWER:
                                 Microbiological Associates, Inc.


                                 By:                             (SEAL)
                                      ----------------------------------------
                                      Carl C. Schwan, Senior Vice President


                                 Microbiological Associates Limited


                                 By:                             (SEAL)
                                      ----------------------------------------
                                      Carl C. Schwan, Director


                                 Magenta Corporation


                                 By:                             (SEAL)
                                      ----------------------------------------
                                      Carl C. Schwan, Senior Vice President


                                 Magenta Services, Ltd.


                                 By:                             (SEAL)
                                      ----------------------------------------
                                      Carl C. Schwan, Director


                                 BANK:
                                 NATIONSBANK, N.A.


                                 By:                             (SEAL)
                                      ----------------------------------------
                                      Elizabeth F. Shore






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